As filed with the Securities and Exchange Commission on October 10, 2014

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

iShares, Inc.

(Exact Name of Registrant as Specified in the Charter)

c/o State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (415) 670-2000

The Corporation Trust Incorporated

351 West Camden Street

Baltimore, MD 21201

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq. P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Edward Baer, Esq. BlackRock Fund Advisors 400 Howard Street San Francisco, California 94105

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of Common Stock, par value $0.001 per share.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on November 10, 2014, pursuant to Rule 488 under the Securities Act of 1933.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of the iShares MSCI Russia Capped ETF (the “Target Fund”), the sole series of iShares MSCI Russia Capped ETF, Inc., a Maryland corporation.

2.	Questions and Answers for Shareholders of the Target Fund.

3.	Notice of Special Meeting of Shareholders of the Target Fund.

4.	Combined Prospectus/Proxy Statement regarding the reorganization of the Target Fund into iShares MSCI Russia Capped ETF (the “Acquiring Fund”), a newly created series of iShares, Inc., a Maryland corporation.

5.	Statement of Additional Information regarding the reorganization of the Target Fund into the Acquiring Fund.

6.	Part C Information.

7.	Exhibits.

iShares MSCI Russia Capped ETF, Inc.

[            ], 2014

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of iShares MSCI Russia Capped ETF (the “Target Fund”), the sole series of iShares MSCI Russia Capped ETF, Inc., a Maryland corporation (the “Russia Company”), to be held on [            ]. Before the Special Meeting, I would like to provide you with additional background on a transaction proposed for the Target Fund and ask for your vote on this important matter.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is a reorganization (the “Reorganization”) of the Target Fund with iShares MSCI Russia Capped ETF (the “Acquiring Fund”), a series of iShares, Inc., a Maryland corporation (the “Corporation”). The Acquiring Fund has been created to be substantially identical to the Target Fund. In the Reorganization, the Target Fund shares you own would be exchanged for shares of the Acquiring Fund with the same aggregate net asset value as your Target Fund shares. It is currently anticipated that the Reorganization of the Target Fund will be effected on a tax-free basis for U.S. federal income tax purposes.

The Reorganization was proposed to address on a going forward basis an issue raised by the staff of the Securities and Exchange Commission (“SEC”). Specifically, the SEC staff has expressed the view that, as a result of the Target Fund being a series of the Russia Company, a legal entity separate from the Corporation or iShares Trust, the Target Fund is not covered by the iShares exemptive relief that permits various iShares funds to operate as exchange-traded funds (“ETFs”). The SEC staff is reviewing this issue and has begun investigating with requests for further information. The SEC staff has not instructed the Target Fund to enter into the Reorganization, or to modify or cease operations. The Target Fund represents that since its inception it has operated in a manner consistent with other iShares ETFs. If the Reorganization is approved by shareholders of the Target Fund, the Target Fund would be reorganized into the Acquiring Fund, which would carry on the Target Fund’s business as an ETF under the iShares exemptive relief. The Reorganization is not related to any ongoing Russian market activity, the current political situation in Russia or recent U.S. and other sanctions impacting Russia.

With respect to the Reorganization, the Board of Directors of the Russia Company believes the Reorganization is in the best interests of the Target Fund and unanimously recommends that you vote “For” the Reorganization.

I encourage you to carefully review the enclosed materials, which explain the proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy or voting instruction card:

•	By touchtone telephone;

•	by live operator;

•	by Internet;

•	by returning the enclosed proxy or voting instruction card(s) in the postage-paid envelope;

•	through your financial adviser; or

•	in person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, and asked to vote your shares.

As always, we appreciate your support.

Sincerely,

Manish Mehta

President

iShares MSCI Russia Capped ETF, Inc.

400 Howard Street

San Francisco, CA 94105

(415) 670-2000

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone, live operator or through the Internet or your financial adviser, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q-1:	Why is a shareholder meeting being held?

A-1:	You are being asked to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between iShares MSCI Russia Capped ETF, Inc., a Maryland corporation (the “Russia Company”), on behalf of its sole series, iShares MSCI Russia Capped ETF (the “Target Fund”), and iShares, Inc., a Maryland corporation (the “Corporation”), on behalf of its newly created series, iShares MSCI Russia Capped ETF (the “Acquiring Fund”). The Acquiring Fund has been created to be substantially identical to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares (the “Reorganization”). Each of the Target Fund and the Acquiring Fund pursues an investment objective to seek to track the investment results of the same underlying index composed of Russian equities. If the Reorganization is approved and completed, you will become a shareholder of the Acquiring Fund, and the Russia Company is expected to be dissolved. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization and for a more complete description of the Acquiring Fund.

Q-2:	Why has the Reorganization been proposed?

A-2:	The Target Fund was organized in November 2010. Unlike other iShares ETFs, the Target Fund was not organized as a series of the Corporation or of iShares Trust. In order to address a concern about a potential liability issue raised by permissible custody arrangements under Russian law, the Target Fund was organized as a series of the Russia Company, a legal entity separate from the Corporation and iShares Trust.

The staff of the Securities and Exchange Commission (“SEC”) has expressed the view that, as a result of the Target Fund being a series of the Russia Company, a legal entity separate from the Corporation or iShares Trust, the Target Fund is not covered by the iShares exemptive relief that permits various iShares funds to operate as exchange-traded funds (“ETFs”). The Target Fund is the only iShares fund where this issue is presented. The SEC staff is reviewing this issue and has begun investigating with requests for further information. The SEC staff has not instructed the Target Fund to enter into the Reorganization, or to modify or cease operations. The Target Fund represents that since its inception it has operated in a manner consistent with other iShares ETFs.

The Reorganization has been proposed to address the SEC staff’s concerns on a going forward basis.

The Reorganization is not related to any ongoing Russian market activity, the current political situation in Russia or recent U.S. and other sanctions impacting Russia.

After the Reorganization, the Target Fund would be a series of the Corporation and, like other series of the Corporation or iShares Trust, would be covered by the exemptive relief described above.

Q-3:	How does the Board of Directors of the Russia Company suggest that I vote?

A-3:

The Board of Directors of the Russia Company (the “Board,” and its members, the “Directors”) approved the Reorganization. After careful consideration, the Board, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Russia Company (the “Independent Directors”) determined that the Reorganization is in the best interests of the

Q&A - 1

Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The Board, including the Independent Directors, unanimously recommends that you cast your vote “For” the Reorganization. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

Q-4:	How will I be affected by the Reorganization?

A-4:	The Acquiring Fund has been created to be substantially identical to the Target Fund. Specifically, the Acquiring Fund has the same investment objective, investment strategy, risks, policies and operating expenses as the Target Fund, is advised by the same investment adviser (BlackRock Fund Advisors or “BFA”), and will be operated in the same manner as the Target Fund. The same persons currently serving as directors and officers of the Russia Company, of which the Target Fund is a series, also serve as directors and officers of the Corporation, of which the Acquiring Fund is a series. Following the Reorganization, the only change for Target Fund shareholders is that their fund will be a series of the Corporation rather than a series of the Russia Company.

If shareholders of the Target Fund approve the Reorganization, all of the assets and the stated liabilities of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund in accordance with the Reorganization Agreement. The Acquiring Fund, a shell series established specifically for the purpose of receiving the assets and stated liabilities of the Target Fund, has not yet commenced operations and does not currently have any assets or liabilities. As a result, shareholders of the Target Fund will receive, in a liquidating distribution, shares of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the Target Fund they owned immediately prior to the Reorganization and will not experience any dilution in value. After all shares of the Target Fund have been redeemed, the Russia Company is expected to be dissolved.

Q-5:	Once the Reorganization is completed, who will be the investment adviser of the Combined Fund?

A-5:	Both the Target Fund and the Acquiring Fund are advised by BFA, and the Combined Fund will be advised by BFA once the Reorganization is completed. Christopher Bliss, Matthew Goff, Diane Hsiung, Jennifer Hsui and Greg Savage are the portfolio managers of the Target Fund and are expected to be the portfolio managers of the Combined Fund once the Reorganization is completed.

Q-6:	How will the Reorganization affect fund fees and expenses?

A-6:	The contractual fees and expenses of the Combined Fund are expected to be the same as those of the Target Fund.

Q-7:	Will I have to pay any commission in connection with the Reorganization?

A-7:	No, you will not pay any commission in connection with the Reorganization.

Q-8:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A-8:	If the Reorganization is approved, your shares of the Target Fund automatically will be redeemed and you will receive shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate value of the Acquiring Fund shares you receive will be equal to the aggregate value of your Target Fund shares calculated immediately prior to the Reorganization.

Q&A - 2

Q-9:	What happens if the Reorganization is not approved?

A-9:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider other alternatives. These alternatives may include (but are not limited to) liquidating the Target Fund.

Q-10:	Will the Reorganization create a taxable event for me?

A-10:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and stated liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization.

Q-11:	What if I sell my shares before the Reorganization takes place?

A-11:	If you choose to sell your shares of the Target Fund before the Reorganization takes place, then the sale will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Q-12:	Can Target Fund shares continue to be traded prior to the Reorganization? Will there be any time during which trading in Target Fund shares will be suspended?

A-12:	Target Fund shares will remain listed on NYSE Arca, Inc. during the period prior to the Reorganization. You may continue to buy and sell shares of the Target Fund until the closing date of the Reorganization. Immediately after the Reorganization, it is expected that Acquiring Fund shares will trade under the same ticker as the Target Fund. Shareholders who purchase shares of the Target Fund after [ ] (the record date) are not entitled to vote those shares at the [ ] special meeting of Target Fund shareholders (the “Special Meeting”).

Q-13:	Will the Target Fund continue to pursue its investment objective prior to the Reorganization?

A-13:	The Target Fund will continue to be managed pursuant to its investment objective until the closing date of the Reorganization.

Q-14:	Who will pay for the Reorganization?

A-14:	BFA has agreed to pay all of the costs associated with the Reorganization.

Q-15:	How do I vote my shares?

A-15:	You can vote shares beneficially held through your account by mail, telephone or Internet, or in person at the Special Meeting. To vote by mail, please mark your vote(s) on the enclosed proxy or voting instruction card(s) and sign, date and return the card(s) in the postage-paid envelope provided. To vote by telephone, live operator, through your financial adviser or over the Internet, please have the proxy or voting instruction card(s) in hand and call either your financial adviser or the telephone number listed on the card(s), or go to the website address listed on the card(s) and follow the instructions. If you are the beneficial owner, but not the record owner, of the shares, in order to attend the Special Meeting and vote in person you will need to request a proxy card from the record owner (e.g., your broker or other intermediary through which you hold shares) and bring the proxy card with you to the Special Meeting. The voting instruction cards provided to beneficial owners will not entitle those shareholders to admission to the Special Meeting.

Q&A - 3

Q-16:	When will the Reorganization occur?

A-16:	If approved by shareholders of the Target Fund, the Reorganization is expected to occur during the first quarter of 2015. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q-17:	How does the Board recommend that I vote?

A-17:	The Board, including the Independent Directors, unanimously recommends that you vote “For” the Reorganization.

Q-18:	Whom do I contact if I have questions?

A-18:	If you need any assistance, or have any questions regarding the proposal or how to cast your vote, please call our proxy solicitor, Computershare Fund Services at [( ) - ].

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

Q&A - 4

iShares MSCI Russia Capped ETF, Inc.

[            ], 2014

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [                    ]

To the Shareholders of iShares MSCI Russia Capped ETF (the “Target Fund”):

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund, the sole series of iShares MSCI Russia Capped ETF, Inc., a Maryland corporation (the “Russia Company”), will be held on [                    ], at [10]:00 [a].m., Pacific Time, at the offices of BlackRock Fund Advisors at 400 Howard Street, San Francisco, CA 94105, for the following purposes:

1.	To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to iShares MSCI Russia Capped ETF (the “Acquiring Fund”), a series of iShares, Inc., a Maryland corporation (the “Corporation”), in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares (the “Reorganization”); and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Russia Company has fixed the close of business on [                    ] as the record date for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy or voting instruction card and return it promptly in the enclosed envelope. You may also vote by telephone, live operator, through your financial adviser or over the Internet; please see page 33 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy or instruction and then desire to change your vote or to vote in person, you may revoke your proxy or instruction at any time prior to its exercise at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements — Manner of Voting” for more information.

By Order of the Board of Directors,

Eilleen M. Clavere

Secretary

iShares MSCI Russia Capped ETF, Inc.

400 Howard Street

San Francisco, CA 94105

(415) 670-2000

Notice - 1

iSHARES, INC.

COMBINED PROSPECTUS/PROXY STATEMENT

iShares MSCI Russia Capped ETF,

the sole series of iShares MSCI Russia Capped ETF, Inc.

(the “Target Fund”)

iShares MSCI Russia Capped ETF, a series of iShares, Inc.

(the “Acquiring Fund”)

c/o State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

(415) 670-2000

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Target Fund, the sole series of iShares MSCI Russia Capped ETF, Inc., a Maryland corporation (the “Russia Company”). A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Fund Advisors (“BFA” or the “Adviser”) at 400 Howard Street, San Francisco, CA 94105, on [            ] at [10]:00 [a].m., Pacific Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on [            ] (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, the proxy card(s) and the accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Target Fund on or about [            ]. The Board of Directors of the Russia Company (the “Board” and its members, the “Directors”) requests that shareholders vote their shares by completing and returning the enclosed proxy or voting instruction card or by following one of the other methods for voting specified on the proxy or voting instruction card.

The purposes of the Special Meeting are as follows:

1.	To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Reports, proxy materials and other information concerning the Acquiring Fund can be inspected at NYSE Arca, Inc., the listing exchange, as they become available.

The Board of the Russia Company, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Russia Company (the “Independent Directors”), has approved the reorganization (the “Reorganization”) with respect to the Target Fund by which the

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Target Fund, an open-end management investment company operated as an exchange-traded fund (“ETF”), would be reorganized into the Acquiring Fund. The investment objective of the Target Fund and the Acquiring Fund is to seek to track the investment results of an index composed of Russia equities — the MSCI Russia 25/50 Index (the “Underlying Index”). The Target Fund and the Acquiring Fund employ identical principal investment strategies. For more information on each fund’s investment strategies, see “Summary — Investment Objective and Principal Investment Strategies” below.

If the Target Fund’s shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume the stated liabilities of the Target Fund as provided in the Reorganization Agreement and will issue shares to the Target Fund in an amount equal to the aggregate net asset value (“NAV”) of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders in a liquidating distribution in redemption of all outstanding shares of the Target Fund. After distributing these shares, the Russia Company will file for de-registration under the 1940 Act and is expected to dissolve under Maryland law. The aggregate NAV of the Acquiring Fund shares received in the Reorganization will equal the aggregate NAV of the Target Fund shares held by the Target Fund’s shareholders immediately prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the proposal and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Fund and the Target Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated [ ], 2014, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	the Prospectus of the Target Fund, dated December 30, 2013, as revised on April 23, 2014 and as amended and supplemented;

•	the Statement of Additional Information of the Target Fund, dated December 30, 2013, as amended and supplemented;

•	the Annual Report to shareholders of the Target Fund for the Target Fund’s fiscal year ended August 31, 2014; and

•	the Statement of Additional Information of the Acquiring Fund, dated [ ], as currently in effect.

The following document has been filed with the SEC, and is incorporated by reference into (legally considered to be part of), and also accompanies, this Combined Prospectus/Proxy Statement:

•	the Prospectus of the Acquiring Fund, dated [ ], as currently in effect.

Except as otherwise described herein, the policies and procedures set forth under “Other Information — Shareholder Information” in the Prospectus of the Acquiring Fund will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

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Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

iShares MSCI Russia Capped ETF

iShares MSCI Russia Capped ETF, Inc. or iShares, Inc.

c/o BlackRock Investments, LLC

1 University Square Drive

Princeton, NJ 08540

1-800-iShares (1-800-474-2737)

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI” of iShares MSCI Russia Capped ETF. The Reorganization SAI may also be obtained without charge by calling 1-800-iShares (1-800-474-2737).

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549

By Phone:	(202) 551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Reorganization, no other business may properly come before the Special Meeting. Under the Russia Company’s Bylaws, the power to adjourn or conclude the Special Meeting (whether or not a quorum is present) resides with the chairperson of the Special Meeting. If, however, any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is [            ], 2014.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

iShares, Inc. (the “Corporation”) and the Russia Company are each an open-end management investment company registered with the SEC. The Corporation and the Russia Company are each Maryland corporations. The Acquiring Fund is a series of the Corporation, and the Target Fund is the sole series of the Russia Company. The Acquiring Fund and the Target Fund are each non-diversified for purposes of the 1940 Act. The investment objective of each fund is to seek to track the investment results of the MSCI Russia 25/50 Index (the “Underlying Index”), an index composed of Russian equities. The investment objective of each fund is non-fundamental, which means that it may be changed without the approval of the fund’s shareholders. If the board of a fund were to determine that the investment objective of the fund should be changed, the fund’s shareholders would be given at least 60 days’ notice before any such change is implemented. The Acquiring Fund has not yet commenced operations.

The Acquiring Fund, as it would exist following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. Certain basic information about each fund is provided in the table below.

Target Fund	Acquiring Fund
iShares MSCI Russia Capped ETF, the sole series of iShares MSCI Russia Capped ETF, Inc.	iShares MSCI Russia Capped ETF, a series of iShares, Inc.

Listing Exchange: NYSE Arca, Inc.	Listing Exchange: NYSE Arca, Inc.

Ticker: ERUS	Ticker: ERUS

Fiscal year end: August 31	Fiscal year end: August 31

Diversification Status: Non-Diversified	Diversification Status: Non-Diversified

Underlying Index: MSCI Russia 25/50 Index	Underlying Index: MSCI Russia 25/50 Index

Both the Target Fund and the Acquiring Fund are advised by BFA, and the Combined Fund will be advised by BFA once the Reorganization is completed. Christopher Bliss, Matthew Goff, Diane Hsiung, Jennifer Hsui and Greg Savage are the portfolio managers of the Target Fund, and are expected to be the portfolio managers of the Combined Fund once the Reorganization is completed.

Target Fund and Acquiring Fund. The Acquiring Fund has not yet commenced operations. Following completion of the Reorganization, the Combined Fund will employ the identical investment strategies as the Target Fund to seek to achieve its investment objective, as described below:

•	The Adviser uses a “passive” or indexing approach to try to achieve the Target Fund’s investment objective and will use the same strategy for the Combined Fund. Unlike many investment companies, the funds do not try to “beat” the Underlying Index and do not seek temporary defensive positions when markets decline or appear overvalued. The Underlying Index is sponsored by MSCI Inc. (the “Index Provider”), which is independent of the funds and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index it sponsors and publishes information regarding the market value of the Underlying Index.

•

The Adviser uses a representative sampling indexing strategy to manage the Target Fund and will use the same strategy to manage the Combined Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Target Fund, and after the Reorganization, the Combined Fund, may or may not hold all of the securities in the Underlying Index.

•	The Target Fund generally invests at least 80% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Target Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the fund track the Underlying Index. The Combined Fund will invest in an identical manner.

•	The Target Fund seeks, and the Combined Fund will seek, to track the investment results of the Underlying Index before the fees and expenses of the fund.

•	Each of the Target Fund and Combined Fund may, as a principal investment strategy, lend securities representing up to one-third of the value of its total assets (including the value of the collateral received).

•	The Target Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. This will be the case with respect to the Combined Fund as well. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

The Board, including the Independent Directors, has approved the Reorganization. Subject to approval by the Target Fund’s shareholders, the Reorganization provides for:

•	the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate value equal to the value of the outstanding shares of the Target Fund, as provided for in the Reorganization Agreement;

•	the distribution of such shares of the Acquiring Fund to the Target Fund’s shareholders in redemption of their shares; and

•	the subsequent dissolution of the Russia Company.

If the Reorganization is approved and completed, the Target Fund’s shareholders would hold shares of the Combined Fund with an aggregate NAV equal to the aggregate NAV of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Reorganization

The Target Fund was organized in November 2010. Unlike other iShares ETFs, the Target Fund was not organized as a series of the Corporation or of iShares Trust. In order to address a concern about a potential liability issue raised by permissible custody arrangements under Russian law, the Target Fund was organized as a series of the Russia Company, a legal entity separate from the Corporation and iShares Trust.

The SEC staff has expressed the view that, as a result of the Target Fund being a series of the Russia Company, a legal entity separate from the Corporation or iShares Trust, the Target Fund is not covered by the iShares exemptive relief that permits various iShares funds to operate as ETFs.1 The Target Fund is the only iShares fund where this issue is presented. The SEC staff is reviewing this issue and has begun investigating with requests for further information. The SEC staff has not instructed the Target Fund to enter into the Reorganization or to modify or cease operations. The Target Fund represents that since its inception it has operated in a manner consistent with other iShares ETFs.

The Reorganization was proposed to address the SEC staff’s concerns on a going forward basis. The Reorganization is not related to any ongoing Russian market activity, the current political situation in Russia or recent U.S. and other sanctions impacting Russia.

After the Reorganization, the Target Fund would be a series of the Corporation and, like other series of the Corporation or iShares Trust, would be covered by the exemptive relief described above.

The Acquiring Fund has been created to be substantially identical to the Target Fund. Specifically, the Acquiring Fund has the same investment objective, investment strategies (including the identity of the Underlying Index), risks, policies and operating expenses as the Target Fund, is advised by the same investment adviser (BFA) and will be operated in the same manner as the Target Fund. The same persons currently serving as directors and officers of the Russia Company, of which the Target Fund is the sole series, also serve as directors and officers of the Corporation, of which the Acquiring Fund is a series. Following the Reorganization, the only change for Target Fund shareholders is that their fund will be a series of the Corporation rather than a series of the Russia Company.

In approving the Reorganization, the Board, including the Independent Directors, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board discussed the Reorganization proposal at meetings held on May 15-16, 2014, June 30, 2014 and August 14, 2014. At the August 14, 2014 meeting, the Board, including the Independent Directors, approved the Reorganization.

The factors considered by the Board included, but were not limited to, the following:

•	that consummation of the Reorganization will eliminate the uncertainty regarding the ability of iShares MSCI Russia Capped ETF to operate as an ETF in reliance on the iShares exemptive relief following the Reorganization;

•	that the Acquiring Fund has not yet commenced operations and is intended to be substantially identical to the Target Fund that will essentially continue its operations;

•	that the investment objective, policies, strategies (including the identity of the Underlying Index), directors, officers and portfolio management team of the Target Fund and the Combined Fund are expected to be identical;

[1]	The Foreign Fund, Inc., et al., Investment Company Act Rel. No. 21803 (Mar. 5, 1996), WEBS Index Fund, Inc., et al., Investment Company Act Rel. No. 23890 (July 6, 1999), Barclays Global Fund Advisors, et al., Investment Company Act Rel. No. 24452 (May 12, 2000), iShares Trust, et al., Investment Company Act Rel. No. 25111 (August 15, 2001) and iShares, Inc., et al., Investment Company Act Rel. No. 25215 (October 18, 2001), each amended by iShares, Inc., et al., Investment Company Act Rel. No. 25623 (June 25, 2002), Barclays Global Fund Advisors, Investment Company Act Rel. No. 26626 (October 5, 2004) and Barclays Global Fund Advisors, et al., Investment Company Act Rel. No. 27661 (January 17, 2007); and iShares Trust, et al., Investment Company Act Rel. No. 26006 (Apr. 15, 2003), as amended by iShares Trust, et al., Investment Company Act Rel. No. 29172 (March 10, 2010) (relief from Section 12(d)(1)).

•	that the Combined Fund will have total and net annual fund operating expenses immediately after the Reorganization that are expected to be the same as those of the Target Fund immediately prior to the Reorganization;

•	that there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes;

•	that the Target Fund’s shareholders will keep their tax basis from the Target Fund in the Combined Fund;

•	that the costs associated with the Reorganization will be paid by BFA or its affiliates, and will not be borne by the Target Fund’s or Combined Fund’s shareholders;

•	that the aggregate NAV of the shares that shareholders of the Target Fund will receive in the Reorganization will equal the aggregate NAV of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and shareholders of the Target Fund will not be diluted as a result of the Reorganization;

•	that the Reorganization would allow shareholders to maintain the Russian exposure they sought when deciding to purchase the Target Fund; and

•	that although liquidation of the Target Fund is also a viable option, under the circumstances, the Reorganization is preferable to liquidation.

The Board, including the Independent Directors, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board of Directors of the Corporation (the “Corporation Board”), including the Independent Directors of the Corporation Board, based upon factors considered and determinations made with respect to the Acquiring Fund, also concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The determinations described above were made on the basis of the business judgment of each Director after consideration of all of the factors taken as a whole, though individual members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. For more information about the Reorganization, see “Information about the Reorganization” below.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives. These alternatives may include (but are not limited to) liquidating the Target Fund.

The Board, including the Independent Directors, unanimously recommends that you vote “For” the Reorganization.

Investment Objective and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objective. Each fund has an investment objective to seek to track the investment results of an index composed of Russian equities. Each fund uses the MSCI Russia 25/50 Index as its Underlying Index. The investment objective of each fund is non-fundamental, which means that it may be changed without the approval of the fund’s shareholders. If the Board or Corporation Board were to determine that the investment objective of a fund should be changed, fund shareholders would be given at least 60 days’ notice before any such change is implemented. The following table contains a description of the funds’ Underlying Index.

Underlying Index	Underlying Index Description
MSCI Russia 25/50 Index	The MSCI Russia 25/50 Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities listed on stock exchanges in Russia.

Principal Investment Strategies. The funds employ identical principal strategies in seeking to achieve their investment objective.

Diversification Status. Each fund is classified as a non-diversified, open-end management investment company under the 1940 Act.

Principal Investment Risks. Each fund is subject to identical principal investment risks. The portfolio management team of the Combined Fund will manage the fund in an identical manner as the Target Fund.

Fees and Expenses

If the Reorganization is approved and completed, shareholders of the Target Fund will receive shares of the Acquiring Fund.

Fee Table (unaudited)

The fee table below provides information about the fees and expenses attributable to shares of the funds, assuming the Reorganization had taken place at the end of the Target Fund’s most recent fiscal year, and the estimated pro-forma fees and expenses attributable to shares of the pro-forma Combined Fund. The percentages presented in the fee table are based on fees and expenses incurred during the fiscal year ended August 31, 2014. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of the Target Fund as of the date of the Target Fund’s most recent fiscal year ended August 31, 2014, see “Other Information — Capitalization.”

Fee Table as of August 31, 2014 for the Target Fund and the Pro-Forma Combined Fund

	Target Fund	Pro-Forma Combined Fund
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fee	0.62%[1]	0.62%[1]
Distribution and Service (12b-1) Fees	None	None
Other Expenses	None	None
Total Annual Fund Operating Expenses	0.62%	0.62%

[1]

For its investment advisory services to the Target Fund, BFA is entitled to receive a management fee from the Target Fund corresponding to the Target Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Peru Capped ETF, iShares MSCI Brazil Capped ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI Chile Capped ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Israel Capped ETF, iShares MSCI Philippines ETF, iShares MSCI Poland Capped ETF, iShares MSCI Qatar Capped ETF, iShares MSCI Russia Capped ETF, iShares MSCI South Africa ETF, iShares MSCI South Korea Capped ETF, iShares MSCI Taiwan ETF, iShares MSCI Thailand Capped ETF,

iShares MSCI Turkey ETF and iShares MSCI UAE Capped ETF. The aggregate management fee is calculated as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets over $16.0 billion, up to and including $32.0 billion, plus 0.45% per annum of the aggregate net assets in excess of $32.0 billion. Based on assets of the iShares funds named above as of August 31, 2014, for its investment advisory services to the Target Fund, BFA is entitled to receive a management fee from the Target Fund, based on a percentage of the Target Fund’s average daily net assets, at an annual rate of 0.62%.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant fund with the cost of investing in other ETFs. This Example assumes that you invest $10,000 in the fund for the time periods indicated (i.e., the periods ended on the date of each fund’s most recent fiscal year ended August 31, 2014) and then sell all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Expense Example as of August 31, 2014 for the Target Fund and the Pro-Forma Combined Fund

	1 Year	3 Years	5 Years	10 Years
Target Fund	$63	$199	$346	$774
Pro-Forma Combined Fund	$63	$199	$346	$774

Portfolio Turnover

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each fund’s performance. During its most recent fiscal year ended August 31, 2014, the Target Fund had a portfolio turnover rate of 15%. Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units (as defined in the Target Fund’s Prospectus).

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Russia Company, on behalf of the Target Fund, and the Corporation, on behalf of the Acquiring Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or on any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

At any time prior to the consummation of the Reorganization, a shareholder may sell its shares of the Target Fund, likely resulting in recognition of gain or loss to the shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Information About the Reorganization — Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Sale and Valuation of Shares

The procedures for the purchase, sale and valuation of shares of the funds are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

Risks of the funds

Each fund is subject to identical principal investment risks.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund’s Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference. (Unless otherwise defined in this Combined Prospectus/Proxy Statement, all capitalized terms in the risk factors below have the meanings assigned in the Acquiring Fund’s Prospectus.)

Principal Risks

Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Securities Risk” that are not typically associated with investing in U.S. securities, including:

•	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;

•	Risks in connection with the maintenance of the fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the fund;

•	The risk that the fund’s ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system; and

•	The risk that the fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government.

The United States and the EU, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals and Russian financial institutions. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the fund to buy, sell, receive or deliver those securities.

The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of the fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by the fund’s investment adviser, the fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the fund’s transaction costs.

Also, if an affected security is included in the fund’s Underlying Index, the fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, the fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the fund’s performance and the performance of its Underlying Index.

Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by the fund. In the event of such a freeze of any fund assets, including depositary receipts, the fund may need to liquidate non-restricted assets in order to satisfy any fund redemption orders. The liquidation of fund assets during this time may also result in the fund receiving substantially lower prices for its securities.

These sanctions may also lead to changes in a fund’s Underlying Index. The fund’s index provider may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the fund will rebalance its portfolio to bring it in line with the Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error.

Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the fund’s investments.

Asset Class Risk. The securities in the Underlying Index or in the fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Risk. The energy, materials, and agriculture sectors of Russia’s economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Russian economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, changes in interest rates and monetary and other governmental policies. Securities of companies held by the fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Concentration Risk. The fund may be more susceptible to an increased risk of loss due to adverse occurrences to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.

Currency Risk. Because the fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

Eastern European Economic Risk. An investment in issuers located or operating in Eastern Europe may subject the fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. Economies of certain Eastern European countries rely heavily on the export of commodities, including oil, gas, and certain metals. As a result, such economies will be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Acts of terrorism in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which the fund has exposure. The securities markets in Eastern European countries are substantially smaller and less developed, with less government supervision and regulation of stock exchanges, and are less liquid and more volatile than securities markets in the United States or Western European countries. In addition, investing in securities of issuers located or operating in Eastern Europe involves:

•	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in certain Eastern European countries;

•	Risks in connection with the maintenance of the fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the fund;

•	The risk that the fund’s ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of certain Eastern European companies is recorded by the companies themselves and by registrars, rather than a central registration system;

•	The risk that the fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because certain Eastern European banking institutions and registrars are not guaranteed by their respective governments; and

•	Risks in connection with Eastern European countries’ dependence on the economic health of Western European countries and the European Union (the “EU”) as a whole.

Other risks related to investing in securities of issuers located or operating in Eastern Europe include: the absence of legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the fund’s assets invested in issuers located or operating in Eastern Europe as a result of expropriation; and certain national policies which may restrict the fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Energy Sector Risk. Russian securities markets are exposed to energy sector risk. The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in transactions involving countries with, less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and could have an adverse impact on the fund’s portfolio and the performance of the fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions.

Equity Securities Risk. The fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

European Economic Risk. The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Financials Sector Risk. Companies in the financials sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, have merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financials sector is particularly sensitive to fluctuations in interest rates.

Geographic Risk. Russia has historically been prone to natural disasters, such as earthquakes, droughts, floods, fires or tsunamis, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Russian economy, causing an adverse impact on the value of the fund.

Index-Related Risk. The fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate is to manage the fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, particularly where the indices are less commonly used. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the fund and its shareholders. For example, during a period where the fund’s Underlying Index contains incorrect constituents, the fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the fund and its shareholders. Any gains due to Index Provider errors will be kept by the fund and its shareholders and any losses resulting from Index Provider errors will be borne by the fund and its shareholders.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the fund is rebalanced and the fund in turn rebalances its portfolio to attempt to correlate it to the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the fund and its shareholders. Unscheduled rebalances to the Underlying Index may also expose the fund to tracking error risk, which is the risk that the fund’s returns may not track those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the fund.

Issuer Risk. The performance of the fund depends on the performance of individual securities to which the fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risk.

Absence of Active Market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.

Risk of Secondary Listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk. Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders.

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged.

Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent NAV. The NAV of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or NAV. As a result, the trading prices of the fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers or Authorized Participants, to market participants or during periods of significant market volatility may result in trading prices for shares of the fund that differ significantly from its NAV.

Costs of Buying or Selling Fund Shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

Materials Sector Risk. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that the fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks of investing in the markets where such issuers are located, including heightened risks of inflation or nationalization and market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the fund may be subject to increased risk of loss caused by any of the factors listed below:

•	Lower levels of liquidity and market efficiency;

•	Greater securities price volatility;

•	Exchange rate fluctuations and exchange controls;

•	Less availability of public information about issuers;

•	Limitations on foreign ownership of securities;

•	Imposition of withholding or other taxes;

•	Imposition of restrictions on the expatriation of the funds or other assets of the fund;

•	Higher transaction and custody costs and delays in settlement procedures;

•	Difficulties in enforcing contractual obligations;

•	Lower levels of regulation of the securities markets;

•	Weaker accounting, disclosure and reporting requirements; and

•	Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Passive Investment Risk. The fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

Privatization Risk. Russia has privatized certain entities and industries. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk. Russia’s economy is dependent on the economies of Asia, Europe and the United States. Reduction in spending by any of these economies on Russian products and services or negative changes in any of these economies may cause an adverse impact on Russia’s economy and have a material adverse effect on the fund’s performance.

Risk of Investing in Emerging Markets. Investments in emerging markets are subject to a greater risk of loss than investments in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risks associated with custody of securities. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Securities Lending Risk. The fund may engage in securities lending. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the fund. In addition, BlackRock Institutional Trust Company, N.A. (“BTC”), the fund’s securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the fund’s securities lending program.

Securities Market Risk. The Russian Trading System Stock Exchange may trade a smaller number of securities than do more established exchanges, and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the fund to value its portfolio securities.

Security Risk. Russia has experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the Russian markets and may adversely affect the Russian economy.

Structural Risk. Russia is subject to a considerable degree of economic, political and social instability, which could adversely affect investments in the fund:

Economic Risk. Russia has experienced currency devaluations, high rates of inflation and high government debt, causing a negative effect on the Russian economy and securities market. Russia has also experienced severe economic recessions and was severely affected by the recent global financial crisis.

Labor Risk. A significant portion of the workforce in Russia is unionized and certain regions and sectors of the country have experienced very high unemployment rates and periods of labor and social unrest.

Heavy Government Control and Regulation. Despite significant recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Government spending in Russia remains high compared to that of other countries.

Political and Social Risk. Russian national and regional governments remain authoritarian although Russia is undergoing a transition to a more market-oriented economic model. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

Expropriation Risk. Investing in Russia involves a risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital already invested.

Tracking Error Risk. Tracking error is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund holding uninvested cash, differences in timing of the accrual of dividends, changes to the Underlying Index or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not. FUNDS THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN EMERGING MARKETS ISSUERS MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX EXCHANGE-TRADED FUNDS THAT DO NOT TRACK SUCH INDICES.

U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in certain markets, and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have a material adverse effect on the economies of these countries and, as a result, securities to which the fund has exposure.

Valuation Risk. The sale price the fund could receive for a security may differ from the fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares. In addition, for purposes of calculating the fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.

Additional Risks. There is no guarantee that shares of the Combined Fund will not lose value. This means that, as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

Fundamental Investment Restrictions

The Target Fund’s fundamental investment restrictions are identical to the fundamental investment restrictions of the Acquiring Fund, as indicated in Appendix I.

Performance Information

The bar chart and table that follow show how the Target Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Target Fund. The bar chart and table assume that all dividends and distributions have been reinvested in the Target Fund. Past performance (before and after taxes) does not necessarily indicate how a fund will perform in the future. For more information concerning the performance of the Target Fund, please refer to the Target Fund’s Prospectus and Annual Report. As a shareholder of the Target Fund, you should have already received a copy of the Target Fund’s Prospectus and Annual Report. You may request additional copies of the Target Fund’s Prospectus and Annual Report at no charge by calling 1-800-iShares (1-800-474-2737), visiting www.iShares.com or writing the Target Fund.

The Acquiring Fund has not commenced operations and has no performance history.

ANNUAL TOTAL RETURNS

Target Fund

As of 12/31

Year by Year Returns1 (Years Ended December 31)

[1]	The Target Fund’s year-to-date total return as of the quarter ended September 30, 2014 was -19.14%.

The best calendar quarter return during the periods shown above was 19.15% in the 1st quarter of 2012; the worst was -31.19% in the 3rd quarter of 2011.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

As of 12/31/13 Average Annual Total Returns	One Year	Since Inception*
Return Before Taxes	-3.22%	-2.50%
Return After Taxes on Distributions	-3.39%	-2.52%
Return After Taxes on Distributions and Sale of Fund Shares	-0.87%	-1.44%
MSCI Russia 25/50 Index (index returns do not reflect deductions for fees, expenses, or taxes)	-2.44%	-1.90%

*	Inception Date: 11/09/2010

After-tax returns in the tables above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Fund returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, fund returns after taxes on distributions and sale of fund shares may exceed fund returns before taxes and/or returns after taxes on distributions.

The accounting survivor of the Reorganization will be the Target Fund. As a result, the Combined Fund will continue the performance history of the Target Fund after the closing of the Reorganization.

Management of the Funds; Investment Advisory Agreement

BlackRock Fund Advisors. As investment adviser, BFA has overall responsibility for the general management and administration of the Russia Company, the Corporation and the funds. The Adviser provides an investment program for the Target Fund and manages the investment of its assets. The Adviser will have the same responsibility for the Combined Fund. In seeking to achieve each fund’s investment objective, the Adviser uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Pursuant to a management agreement between the Adviser and the Russia Company (entered into on behalf of the Target Fund), and between the Adviser and the Corporation (entered into on behalf of the Acquiring Fund) (each, an “Investment Advisory Agreement”), the Adviser is responsible for substantially all expenses of each fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

For its investment advisory services to the Target Fund, BFA is entitled to receive a management fee from the Target Fund corresponding to the Target Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Peru Capped ETF, iShares MSCI Brazil Capped ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI Chile Capped ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Israel Capped ETF, iShares MSCI Philippines ETF, iShares MSCI Poland Capped ETF, iShares MSCI Qatar Capped ETF, iShares MSCI Russia Capped ETF, iShares MSCI South Africa ETF, iShares MSCI South Korea Capped ETF, iShares MSCI Taiwan ETF, iShares MSCI Thailand Capped ETF, iShares MSCI Turkey ETF and iShares MSCI UAE Capped ETF. The aggregate management fee is calculated as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets over $16.0 billion, up to and including $32.0 billion, plus 0.45% per annum of the aggregate net assets in excess of $32.0 billion. Based on assets of the iShares funds named above as of August 31, 2014, for its investment advisory services to the Target Fund, BFA is entitled to receive a management fee from the Target Fund, based on a percentage of the Target Fund’s average daily net assets, at an annual rate of 0.62%. The Combined Fund will be subject to the identical management fee arrangement as the Target Fund described above.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of June 30, 2014, BFA and its affiliates provided investment advisory services for assets in excess of $4.59 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the funds may also invest.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with the Adviser is available in the Target Fund’s annual report for the fiscal year ended August 31, 2014. A discussion regarding the basis for the Corporation Board’s approval of the Investment Advisory Agreement with the Adviser will be available in the Combined Fund’s first shareholder report following the commencement of its operations.

Portfolio Managers. Christopher Bliss, Matthew Goff, Diane Hsiung, Jennifer Hsui and Greg Savage are primarily responsible for the day-to-day management of the Target Fund and are expected to be the primary portfolio managers of the Combined Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team that have more limited responsibilities.

Christopher Bliss has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a senior portfolio manager since 2005. Prior to that, Mr. Bliss was a portfolio manager from 2004 to 2005 for BGFA and BGI. Mr. Bliss has been a portfolio manager of the Target Fund since 2012.

Matthew Goff has been employed by BFA and BTC as a portfolio manager since 2008. Prior to that, Mr. Goff was a portfolio manager from 2007 to 2008 at US Trust, a product manager from 2006 to 2007 at Iris Financial Solutions and a product manager from 2003 to 2006 at MSCI Barra. Mr. Goff has been a portfolio manager of the Target Fund since 2013.

Diane Hsiung has been employed by BFA and BTC as a senior portfolio manager since 2007. Prior to that, Ms. Hsiung was a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a portfolio manager of the Target Fund since 2010.

Jennifer Hsui has been employed by BFA and BTC as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for BGFA and BGI. Ms. Hsui has been a portfolio manager of the Target Fund since 2012.

Greg Savage has been employed by BFA and BTC as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a portfolio manager of the Target Fund since 2010.

Each fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership (if any) of shares in the applicable fund.

Terms of the Investment Advisory Agreement. BFA will manage the Combined Fund as investment adviser, pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement generally provides that, subject to the oversight of the Corporation Board, BFA will: (a) perform, or arrange for the performance of, the management and administrative services necessary for the operation of the fund, including administering shareholder accounts and handling shareholder relations; (b) provide the fund with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Corporation Board, from time to time shall determine to be necessary or useful to perform its obligations under the Investment Advisory Agreement; (c) on behalf of the fund, conduct relations with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable; (d) monitor the fund’s compliance with investment policies and restrictions as set forth in filings made by the fund under the federal securities laws; (e) make reports to the Corporation Board of its performance of obligations under the Investment Advisory Agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the fund as it shall determine to be desirable; and (f) subject to the supervision, direction and approval of the Corporation Board, conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of the fund’s assets.

Subject to the terms of the Investment Advisory Agreement, the Adviser is authorized, in its sole discretion, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the fund; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund and manage otherwise uninvested cash assets of the fund; (d) arrange for the pricing of fund securities; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the fund (in such respect, and only for this limited purpose, the Adviser will act as the fund’s agent and attorney-in-fact); (f) employ professional portfolio managers and securities analysts who provide research and other services to the fund; and (g) make decisions with respect to the use by the fund of borrowing for leverage or other investment purposes as consistent with the fund’s investment objectives and policies. The Adviser will in general take such action as is appropriate to effectively manage the fund’s investment practices.

In performing its obligations under the Investment Advisory Agreement, the Adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under the Investment Advisory Agreement.

Under the Investment Advisory Agreement, neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns are liable for any error of judgment or mistake of law or for any loss suffered by the Combined Fund or its shareholders in connection with the matters to which the Investment Advisory Agreement relates. The Adviser is or will be liable to the Combined Fund or its shareholders for a loss resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable by the Corporation Board or by vote of the holders of a majority of the outstanding voting securities of the Combined Fund, at any time without penalty, on 60 days’ written notice to the Adviser. BFA may also terminate its advisory relationship with respect to the Combined Fund on 60 days’ written notice to the Combined Fund.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for each fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Iron Street, Boston, MA 02210. Pursuant to the Service Module for Fund Administration and Accounting Services with the Russia Company and the Corporation, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Russia Company, Corporation and each fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services.

Pursuant to the Service Module for Custodial Services with the Russia Company and the Corporation, State Street maintains, in separate accounts, cash, securities and other assets of the Russia Company, the Corporation and each fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Russia Company and the Corporation, as applicable, to deliver securities held by State Street and to make payments for securities purchased by the Russia Company and the Corporation for the Target Fund and Acquiring Fund, respectively. State Street is authorized to appoint certain foreign custodians or foreign custody managers for fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Russia Company and the Corporation, State Street acts as a transfer agent for each fund’s authorized and issued shares of common stock, and as dividend disbursing agent of the Russia Company and the Corporation. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee. State Street will continue to provide these services following the closing of the Reorganization with respect to the Combined Fund.

Distributor

BlackRock Investments, LLC, at 1 University Square Drive, Princeton, NJ 08540, acts as each fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

Other Service Providers

Willkie Farr & Gallagher LLP serves as each fund’s counsel. PricewaterhouseCoopers LLP serves as each fund’s independent registered public accounting firm.

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Dividends and Distributions

Dividends from net investment income, if any, generally are declared and paid at least once a year by the Target Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Russia Company may make distributions on a more frequent basis for the Target Fund. The Target Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains. Following the closing of the Reorganization, the Target Fund’s dividends and distributions policy is expected to be continued by the Combined Fund.

Buying, Selling and Valuation of Shares

Shareholders should refer to the Acquiring Fund’s Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases and sales of shares. The following discussion describes the policies and procedures related to the purchase, sale and valuation of shares of the funds, which are identical, and which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization.

Buying and Selling Shares. Shares of a fund may be acquired or redeemed directly from the fund only in Creation Units (aggregated into blocks of 50,000 shares) or multiples thereof, as defined and discussed in the “Creations and Redemptions” section of each fund’s Prospectus. Only an Authorized Participant (as defined in the “Creations and Redemptions” section of each fund’s Prospectus) may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). Information showing the number of days the market price of fund shares was greater than the fund’s NAV and the number of days it was less than the fund’s NAV (i.e., premium or discount) for the most recently completed calendar year for the Target Fund is available in the annual report for the Target Fund, which is available free of charge at www.iShares.com. This information will continue to be reported for the Combined Fund as mandated by SEC rules. The Acquiring Fund has not yet commenced operations, so no market price information is available for the Acquiring Fund.

Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. Neither the Russia Company nor the Corporation imposes any minimum investment for shares of a fund purchased on an exchange. The Target Fund’s shares trade under the trading symbol “ERUS” on NYSE Arca, Inc. (“NYSE Arca”). It is expected that the shares of the Combined Fund will also trade under the ERUS trading symbol.

Buying or selling fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The national securities exchange on which the Target Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Target Fund’s primary listing exchange is NYSE Arca. Shares of the Combined Fund are also expected to be listed on NYSE Arca.

Book Entry. Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding fund shares and is recognized as the owner of all shares for all purposes.

Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. Currently, only shares of the Target Fund are listed for trading on an exchange. Shares of the Combined Fund are expected to be listed on the NYSE Arca under the trading symbol “ERUS.” The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV and are affected by market forces such as supply of and demand for ETF shares and shares of underlying securities held by the fund, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. Each fund’s valuation policies provide that the NAV of the fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of each fund is calculated by dividing the value of the net assets of the fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by a fund are determined pursuant to valuation policies and procedures approved by its board. The fund’s assets and liabilities are valued on the basis of market quotations, when readily available.

Equity investments are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the security is primarily traded at the time of valuation.

Each fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by a fund may trade on weekends or other days when the fund does not price its shares. As a result, a fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem fund shares.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the fund are determined as of such times.

When market quotations are not readily available or are believed by BFA to be unreliable, a fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board and the Corporation Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by a fund is the amount the fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing a fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.

The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect a fund’s ability to track the Underlying Index.

Tax Information

The Combined Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of a fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

A description of the Russia Company’s and the Corporation’s policies and procedures with respect to the disclosure of a fund’s portfolio securities is available in the fund’s Statement of Additional Information. The top holdings of the Target Fund can be found at www.iShares.com. (Currently, the Acquiring Fund does not hold any securities.) Fund fact sheets provide information regarding the Target Fund’s top holdings can be found at www.iShares.com and may be requested by calling 1-800-iShares (1-800-474-2737).

Market Timing Trading Policies and Procedures

Each board has adopted a policy of not monitoring for frequent purchases and redemptions of fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for a fund’s portfolio securities and the reflection of that change in the fund’s NAV (“market timing”), because the fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described in the “Creations and Redemptions” section of the Acquiring Fund’s Prospectus. Neither the Board nor the Corporation Board has adopted a policy of monitoring for other frequent trading activity because shares of the funds are listed for trading on a national securities exchange.

FINANCIAL HIGHLIGHTS

The financial highlights table for the Target Fund has been derived from the Annual Report to Shareholders of the Target Fund for the fiscal year ended August 31, 2014, which has been audited by PricewaterhouseCoopers LLP.

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Nov. 9, 2010 [a] to Aug. 31, 2011
Net asset value, beginning of period	$19.84	$21.15	$25.13	$25.00
Income from investment operations:
Net investment income (loss)[b]	0.63	0.62	0.50	0.45
Net realized and unrealized gain (loss)[c]	(2.00)	(1.35)	(4.00)	0.03
Total from investment operations	(1.37)	(0.73)	(3.50)	0.48
Less distributions from:
Net investment income	(0.13)	(0.58)	(0.48)	(0.35)
Total distributions	(0.13)	(0.58)	(0.48)	(0.35)
Net asset value, end of period	$18.34	$19.84	$21.15	$25.13
Total return	(7.00)%	(3.40)%	(13.75)%	1.76%[d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$289,775	$310,511	$147,026	$111,835
Ratio of expenses to average net assets[e]	0.62%	0.61%	0.61%	0.58%
Ratio of net investment income (loss) to average net assets[e]	3.14%	2.87%	2.22%	1.99%
Portfolio turnover rate[f]	15%	14%	16%	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Predecessor Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

No financial highlights are provided for the Acquiring Fund because the Acquiring Fund is a newly created series and has not yet commenced operations.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and shares of the

Acquiring Fund. The Reorganization Agreement is attached as Appendix II — “Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders in a liquidating distribution in redemption of all outstanding shares of the Target Fund, and thereafter the Russia Company will file for de-registration under the 1940 Act and is expected to dissolve under Maryland law.

A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of the stated liabilities of the Target Fund and shares of the Acquiring Fund.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for shares of the Acquiring Fund that in aggregate are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the funds, and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund.

The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund in a liquidating distribution in redemption of all outstanding shares of the Target Fund promptly after the Closing Date. Thereafter, the Russia Company will file for de-registration under the 1940 Act and is expected to dissolve under Maryland law.

The Target Fund has made certain standard representations and warranties to the Acquiring Fund, and vice versa, regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization by an affirmative vote of a “majority of the outstanding voting securities” of the Target Fund. Such majority is defined as the vote of the lesser of (a) 67% of the shares of the Target Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, and (b) more than 50% of the outstanding shares;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the funds and performance and compliance in all material respects with the funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the funds, either before or after approval thereof by the shareholders of the Target Fund.

The Board, including the Independent Directors, unanimously recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Information About the Reorganization — Background and Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the Reorganization.

Background and Reasons for the Reorganization

The Target Fund was organized in November 2010. Unlike other iShares ETFs, the Target Fund was not organized as a series of the Corporation or of iShares Trust. In order to address a concern about a potential liability issue raised by permissible custody arrangements under Russian law, the Target Fund was organized as a series of the Russia Company, a legal entity separate from the Corporation and iShares Trust.

The SEC staff has expressed the view that, as a result of the Target Fund being a series of the Russia Company, a legal entity separate from the Corporation or iShares Trust, the Target Fund is not covered by the iShares exemptive relief that permits various iShares funds to operate as ETFs.2 The Target Fund is the only iShares fund where this issue is presented. The SEC staff is reviewing this issue and has begun investigating with requests for further information. The SEC staff has not instructed the Target Fund to enter into the Reorganization or to modify or cease operations. The Target Fund represents that since its inception it has operated in a manner consistent with other iShares ETFs.

The Reorganization was proposed to address the SEC staff’s concerns on a going forward basis. The Reorganization is not related to any ongoing Russian market activity, the current political situation in Russia or recent U.S. and other sanctions impacting Russia.

After the Reorganization, the Target Fund would be a series of the Corporation and, like other series of the Corporation or iShares Trust, would be covered by the exemptive relief described above.

The Acquiring Fund has been created to be substantially identical to the Target Fund. Specifically, the Acquiring Fund has the same investment objective, investment strategies (including the identity of the Underlying Index), risks, policies and operating expenses as the Target Fund, is advised by the same investment adviser (BFA) and will be operated in the same manner as the Target Fund. The same persons currently serving as directors and officers of the Russia Company, of which the Target Fund is the sole series, also serve as

[2]	The Foreign Fund, Inc., et al., Investment Company Act Rel. No. 21803 (Mar. 5, 1996), WEBS Index Fund, Inc., et al., Investment Company Act Rel. No. 23890 (July 6, 1999), Barclays Global Fund Advisors, et al., Investment Company Act Rel. No. 24452 (May 12, 2000), iShares Trust, et al., Investment Company Act Rel. No. 25111 (August 15, 2001) and iShares, Inc., et al., Investment Company Act Rel. No. 25215 (October 18, 2001), each amended by iShares, Inc., et al., Investment Company Act Rel. No. 25623 (June 25, 2002), Barclays Global Fund Advisors, Investment Company Act Rel. No. 26626 (October 5, 2004) and Barclays Global Fund Advisors, et al., Investment Company Act Rel. No. 27661 (January 17, 2007); and iShares Trust, et al., Investment Company Act Rel. No. 26006 (Apr. 15, 2003), as amended by iShares Trust, et al., Investment Company Act Rel. No. 29172 (March 10, 2010) (relief from Section 12(d)(1)).

directors and officers of the Corporation, of which the Acquiring Fund is a series. Following the Reorganization, the only change for Target Fund shareholders is that their fund will be a series of the Corporation rather than a series of the Russia Company.

In approving the Reorganization, the Board, including the Independent Directors, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board discussed the Reorganization proposal at meetings held on May 15-16, 2014, June 30, 2014 and August 14, 2014. At the August 14, 2014 meeting, the Board, including the Independent Directors, approved the Reorganization.

The factors considered by the Board included, but were not limited to, the following:

•	that consummation of the Reorganization will eliminate the uncertainty regarding the ability of iShares MSCI Russia Capped ETF to operate as an ETF in reliance on the iShares exemptive relief following the Reorganization;

•	that the Acquiring Fund has not yet commenced operations and is intended to be substantially identical to the Target Fund that will essentially continue its operations;

•	that the investment objective, policies, strategies (including the identity of the Underlying Index), directors, officers and portfolio management team of the Target Fund and the Combined Fund are expected to be identical;

•	that the Combined Fund will have total and net annual fund operating expenses immediately after the Reorganization that are expected to be the same as those of the Target Fund immediately prior to the Reorganization;

•	that there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes;

•	that the Target Fund’s shareholders will keep their tax basis from the Target Fund in the Combined Fund;

•	that the costs associated with the Reorganization will be paid by BFA or its affiliates, and will not be borne by the Target Fund’s or Combined Fund’s shareholders;

•	that the aggregate NAV of the shares that shareholders of the Target Fund will receive in the Reorganization will equal the aggregate NAV of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and shareholders of the Target Fund will not be diluted as a result of the Reorganization;

•	that the Reorganization would allow shareholders to maintain the Russian exposure they sought when deciding to purchase the Target Fund; and

•	that although liquidation of the Target Fund is also a viable option, under the circumstances, the Reorganization is preferable to liquidation.

The Board, including the Independent Directors, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Corporation Board, including the Independent Directors of the Corporation Board, based upon factors considered and determinations made with respect to the Acquiring Fund, also concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The determinations described above were made on the basis of the business judgment of each Director after consideration of all of the factors taken as a whole, though individual members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives. These alternatives may include (but are not limited to) liquidating the Target Fund.

The Board, including the Independent Directors, unanimously recommends that you vote “For” the Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisors as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each fund receive an opinion from Willkie Farr & Gallagher LLP, counsel to each fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code. As a “reorganization” within the meaning of section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and Acquiring Fund shares.

•	No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•	The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•	The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•	The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to be taxed under the rules applicable to regulated investment companies as defined in section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

The capital loss carry-forwards, if any, of the Target Fund will not be limited by reason of the Reorganization. The Combined Fund is expected to have approximately $8.26 million in loss carry-forwards available following the Reorganization.

Shareholders of the Target Fund may sell their shares at any time prior to the closing of the Reorganization, unless NYSE Arca suspends trading of the Target Fund’s shares. Generally, these are taxable transactions. Shareholders must consult with their own tax advisors regarding potential transactions.

Expenses of the Reorganization

BFA has agreed to pay all of the costs associated with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, counsel to the Target Fund and the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund have been passed on by Venable LLP, which serves as Maryland counsel to the Corporation.

OTHER INFORMATION

Capitalization

The following table sets forth as of August 31, 2014: (i) the capitalization of the Target Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro-forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different at the time that the Reorganization is scheduled to be completed as a result of daily share purchase and sale activity.

Fund	Total Net Assets	NAV Per Share	Shares Outstanding
Target Fund	$289,775,287	$18.34	15,800,000
Acquiring Fund	N/A	N/A	N/A
Pro-Forma Adjustments	$0	$0	0
Pro-Forma Combined Fund[1]	$289,775,287	$18.34	15,800,000

[1]	Assumes the Reorganization had taken place as of August 31, 2014.

Shareholder Information

As of the Record Date, there were [            ] shares of the Target Fund outstanding.

As of the Record Date, the Directors and officers of the Russia Company as a group owned [less than 1%] of the shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of the Target Fund, except as follows:

Target Fund
Name	Address	% of Fund	% of Combined Fund Post Closing

[*	Record holder that might not also beneficially hold the shares.]

As of the Record Date, there were no shares of the Acquiring Fund outstanding.

As of such date, the Directors and officers of the Corporation as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of the Acquiring Fund.

Shareholder Rights and Obligations

The Target Fund is a series of the Russia Company, a Maryland corporation. Under the Russia Company’s charter, the Target Fund is authorized to issue 1 billion shares of common stock, with par value of $0.001 per share. The Acquiring Fund is a series of the Corporation, a Maryland corporation. Under the Corporation’s charter, the Acquiring Fund is authorized to issue 1 billion shares of common stock, with par value of $0.001 per share.

With respect to each fund, shares have equal dividend, distribution, liquidation and voting rights.

There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective Prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

Under Maryland law and their respective Bylaws, neither the Target Fund nor the Acquiring Fund is required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of each Fund is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board.

As a general matter, the Combined Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of Directors is required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder of the Target Fund who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposal to the iShares MSCI Russia Capped ETF, Inc., Attn: iShares Board of Directors, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

In order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the bylaws of the fund.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Target Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about [            ], 2014. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Fund has retained Computershare Fund Services (“Computershare”), located at [            ], a professional proxy solicitation firm, to assist with the solicitation of proxies. Target Fund shareholders may receive a telephone call from Computershare asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Fund with the Acquiring Fund are estimated to be approximately $55,000. Such expenses will be borne by BFA or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Fund. Representatives of BFA and its affiliates and other representatives of the Target Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at [(            )             -            ].

Computershare will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the Reorganization of the Target Fund into the Acquiring Fund and the solicitation of proxies by and on behalf of the Board for use at the Special Meeting. The Special Meeting will be held on [            ], 2014 at [10]:00 [a].m., Pacific Time, at the offices of BFA at 400 Howard Street, San Francisco, CA 94105, or at such later time as is appropriate due to adjournment or postponement.

Only shareholders of record at the close of business on [            ], 2014 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote. As of the Record Date, the Target Fund had [            ] shares outstanding.

Quorum at the Special Meeting; Shareholder Approval; Record Date; Adjournments

With respect to the Target Fund, the presence in person or by proxy of the holders of one-third of all the votes entitled to be cast shall constitute a quorum for the transaction of business by the Target Fund at the Special Meeting. If a quorum of the Target Fund is not present or represented at the Special Meeting, the holders of a majority of such Target Fund’s shares present in person or by proxy or the chairperson of the Special Meeting shall have the power to adjourn the meeting without notice other than announcement at the Special Meeting, until a quorum shall be present or represented, to a date not more than 120 days after the original Record Date. In addition, the chairperson of the Special Meeting may adjourn the meeting from time to time to reconvene at the same or some other place, whether or not a quorum is present. If quorum is achieved, the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund is required to approve the Reorganization. Such majority is defined as the vote of the lesser of (a) 67% of the shares of the Target Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, and (b) more than 50% of the outstanding shares. If the shareholders of the Target Fund fail to approve the Reorganization, the Reorganization will not occur. The Board has fixed the close of business on [            ], 2014 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone, live operator, through your financial adviser or over the Internet), the shares of the Target Fund represented thereby will be counted as present for purposes of a quorum at the Special Meeting for such Target Fund and, if a quorum is achieved, will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners and does not have discretionary authority) will be counted as present for purposes of a quorum at the Special Meeting for the Target Fund, but will have the effect of a vote against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE Arca has taken the position that broker-dealers that are members of the NYSE Arca and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted will be voted in the manner recommended by the Board, or as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Manner of Voting

Target Fund shareholders (holding a valid proxy card) may vote by appearing in person at the Special Meeting, by returning the enclosed proxy or voting instruction card(s) or by casting their vote(s) via touchtone telephone, live operator or the Internet using the instructions provided on the enclosed proxy or voting instruction card(s). Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Russia Company, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the proxy or voting instruction card(s) included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card(s) in the envelope provided.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy or voting instruction card(s). At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy or voting instruction card(s) at hand.

Voting by Live Operator. To vote by live operator, call Computershares, our proxy solicitor, at [(        )             -            ]. Representatives are available Monday through Friday, [    :    ] a.m. to [    :    ] p.m. (Eastern time).

Voting Through your Financial Adviser. If you have provided authorization to your financial adviser, your adviser may vote on your behalf by calling a live operator at [            ] at [(        )             -            ]. Your financial adviser will need to state that it is authorized to vote on your behalf and to verify your full name and address on record. Once a vote is placed, you will receive a confirmation statement to ensure that the vote is properly recorded.

Internet Voting. To vote over the Internet, please log on to the website listed on your proxy or voting instruction card(s) and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy or voting instruction card(s) at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy or voting instruction card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy or voting instruction card(s) by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing Computershare, a professional proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy or voting instruction card(s) promptly. No postage is necessary if mailed in the United States.

[            ], 2014

Disclaimers

Neither the Target Fund nor the Acquiring Fund (together, for purposes of this section, the “Fund”) is sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Russia Company or the Corporation (together, for purposes of this section, the “Company”), BFA or its affiliates or the Fund. MSCI has no obligation to take the needs of the BFA or its affiliates or the owners of the shares of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the Fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI FOR USE HEREIN OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Acquiring Fund and the Target Fund will not:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the fund will concentrate to approximately the same extent that the Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (i) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

I-1

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I-2

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this     day of             , 2015, by and between iShares MSCI Russia Capped ETF, Inc., a registered investment company and a Maryland corporation (the “Russia Company”), on behalf of its series, iShares MSCI Russia Capped ETF (the “Target Fund”), and iShares, Inc., a registered investment company and a Maryland corporation (the “Corporation”), on behalf of its newly created series, iShares MSCI Russia Capped ETF (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities (such amount of Acquiring Fund shares, the “Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and redemption of all outstanding shares of the Target Fund; and (iii) the subsequent dissolution of the Russia Company, all upon the terms and conditions set forth in this Agreement (the “Reorganization”);

WHEREAS, each of the Russia Company and the Corporation is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund qualifies and the Acquiring Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Russia Company has determined, on behalf of the Target Fund, that the Reorganization is advisable and, in accordance with Rule 17a-8 under the 1940 Act, (i) is in the best interests of the Target Fund and (ii) that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”); and

WHEREAS, the Board of Directors of the Corporation, on behalf of the Acquiring Fund, has determined that the Reorganization is advisable and, in accordance with Rule 17a-8 under the 1940 Act, (i) is in the best interests of the Acquiring Fund and (ii) that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of shares of the Acquiring Fund, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the NAV of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Russia Company, on behalf of the Target Fund, and the Corporation, on behalf of the Acquiring Fund, shall make any filings with the state of Maryland that are required under the laws of the state of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Russia Company will, unless otherwise directed by its Board of Directors, commence the winding up of its affairs and take steps toward its dissolution at such time as the distribution of Acquiring Fund Shares is made to Target Fund Shareholders and there are no outstanding shares of stock of the Russia Company. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Russia Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Russia Company, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund transferred to the Acquiring Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE CORPORATION, ON BEHALF OF THE ACQUIRING FUND; ACTION BY THE RUSSIA COMPANY, ON BEHALF OF THE TARGET FUND. The Corporation, on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Corporation, on behalf of the Acquiring Fund. The Russia Company, on behalf of the Target Fund shall take all actions expressed herein as being the obligations of the Russia Company, on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Acquiring Fund Shares of an aggregate NAV equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be delivered by the Acquiring Fund in exchange for such Assets of the Target Fund. The NAV per share of the Acquiring Fund Shares and of the Target Fund shares shall be the NAV per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on             , 2015, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. Eastern Time on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer that shall include certain statements to be agreed upon by the Acquiring Fund, the Target Fund and the Target Fund Custodian regarding the (a) delivery of the Assets in proper form to the Acquiring Fund on the Closing Date; and (b) payment or provision for payment of all necessary taxes including all applicable federal and state stock transfer stamps, if any, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (i) (a) the primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, or (ii) the transfer of the Assets of the Target Fund is restricted, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting or transferability is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent (the “Target Fund Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE RUSSIA COMPANY, ON BEHALF OF THE TARGET FUND. The Russia Company, on behalf of the Target Fund, represents and warrants to the Corporation, on behalf of the Acquiring Fund, as follows:

(a) The Russia Company is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Russia Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Russia Company or the Target Fund. The Target Fund is a legally designated, separate series of the Russia Company.

(b) The Russia Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The registration statement of the Corporation, on behalf of the Acquiring Fund, and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such registration statement may be amended or supplemented subsequent to the effective date of the registration statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Russia Company and to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Russia Company, on behalf of the Target Fund, and to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Russia Company or the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Russia Company, on behalf of the Target Fund, will not result in the violation of Maryland law, or any provision of the Russia Company’s articles of incorporation or of any material agreement, indenture, note, mortgage, instrument, contract or lease to which the Russia Company is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Russia Company, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract or lease to which the Russia Company is a party on behalf of the Target Fund, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other similar commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Stated Liabilities.

(g) To the Russia Company’s knowledge, except as previously disclosed to the Board of Directors of the Corporation, there is no litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body that are pending or threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Russia Company knows of no facts, except as previously disclosed to the Board of Directors of the Corporation, that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of August 31 for the most recent fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied (“GAAP”) and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Target Fund for the six months ended February 28, 2014 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund, whether actual or contingent and whether or not determined or determinable as of such date, that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of the most recent fiscal year end and the unaudited financial statements for the six months ended February 28, 2014, other than those otherwise disclosed to the Corporation or occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business or as otherwise disclosed to the Corporation). For the purposes of this paragraph 4.1(i), a decline in the NAV of the Target Fund due to declines in the value of the Target Fund’s Assets, a decline in the market price of Target Fund shares, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since August 31, 2014, there has not been (i) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at NAV in accordance with the terms in the current prospectus for the Target Fund; (ii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (iv) any amendment of the Russia Company’s organizational documents in a manner materially affecting the Target Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Russia Company’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Russia Company is authorized to issue 1 billion shares of common stock, par value $0.001 per share, of the Target Fund. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or objecting shareholder rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) The Russia Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Board of Directors of the Russia Company, and this Agreement constitutes a valid and binding obligation of the Russia Company, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Russia Company, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund or by the Russia Company, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement or the approval of this Agreement by the Target Fund Shareholders, as applicable, no consent, approval, authorization, or order of any court, governmental authority or shareholder is required for the consummation by the Russia Company, on behalf of the of the

Target Fund, of the transactions contemplated herein, except such as may be required by the Commission or under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities laws. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except as may be required by the Target Fund’s listing exchange.

(r) The officers of the Russia Company, on behalf of the Target Fund, may call a special meeting of Target Fund Shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and complies with all applicable laws and regulations.

4.2 REPRESENTATIONS OF THE CORPORATION, ON BEHALF OF THE ACQUIRING FUND. The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Russia Company, on behalf of the Target Fund, as follows:

(a) The Corporation is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Corporation.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Corporation, on behalf of the Acquiring Fund, and to the Acquiring Fund based on information provided in writing by the Acquiring Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation and to the Acquiring Fund based on information provided in writing by the Acquiring Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquiring Fund with respect to the Corporation or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus and statement of additional information, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Corporation, on behalf of the Acquiring Fund, will not result in the violation of, Maryland state law or any provision of the Corporation’s articles of restatement or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract or lease to which the Corporation is a party on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Corporation, on behalf of the Acquiring

Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract or lease to which the Corporation is a party on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

(f) To the Corporation’s knowledge, except as previously disclosed to the Board of Directors of the Russia Company, there is no litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Corporation’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Corporation, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) Since August 31, 2014, there has not been (i) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at NAV in accordance with the terms in the current prospectus for the Acquiring Fund; (ii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (iv) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(h) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed, if any, have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Corporation’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(i) The Corporation is authorized to issue 1 billion shares of common stock, par value $0.001 per share, of the Acquiring Fund. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(j) The Corporation, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Corporation. This Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Corporation, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(l) The information to be furnished by the Acquiring Fund or by the Corporation, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(m) The Acquiring Fund will elect to qualify and will qualify as a RIC as of its first taxable year.

(n) No consent, approval, authorization, or order of any court, governmental authority, or shareholder is required for the consummation by the Corporation, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required by the Commission or under the 1933 Act, the 1940 Act and state securities laws. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except as may be required by the Acquiring Fund’s listing exchange.

(o) The Acquiring Fund Shares are duly registered under the 1934 Act, and are or will be listed for trading on a national securities exchange.

ARTICLE V

COVENANTS OF THE CORPORATION, ON BEHALF OF THE ACQUIRING FUND, AND THE RUSSIA COMPANY, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.4, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, certified by the Treasurer or Assistant Treasurer of the Russia Company, on behalf of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Corporation’s officers and agents, acting on behalf of the Acquiring Fund, all books and records of the Target Fund, and the Acquiring Fund shall make available to the Russia Company’s officers and agents, acting on behalf of the Target Fund, all books and records of the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION OR ASSIGNMENT. The Russia Company, on behalf of the Target Fund, will terminate or assign all agreements to which the Russia Company, on behalf of the Target Fund, is a party (other than this Agreement) as they relate to the Target Fund, effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Russia Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Corporation, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a Combined Prospectus/Proxy Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein if necessary. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of section 368(a) of the Code.

Neither the Acquiring Fund (nor the Corporation, on behalf of the Acquiring Fund) nor the Target Fund (nor the Russia Company, on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary, to enable Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Corporation, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Russia Company, on behalf of the Target Fund, shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the

Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of section 381 of the Code.

5.12 PROXY. The Russia Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement or other documents as are necessary, which each comply in all material respects with the applicable provisions of section 14(a) of the 1934 Act and section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RUSSIA COMPANY, ON

BEHALF OF THE TARGET FUND

The obligations of the Russia Company, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corporation, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Corporation, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Russia Company, on behalf of the Target Fund, has approved this Agreement with respect to the Target Fund, and such approval remains in full force and effect as of the Closing Date.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Corporation, on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Russia Company, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Russia Company, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Russia Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Board of Directors of the Corporation, on behalf of the Acquiring Fund, has approved this Agreement with respect to the Acquiring Fund, and such approval remains in full force and effect as of the Closing Date.

7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.4 The Russia Company, on behalf of the Target Fund, shall have taken all steps required to assign or terminate all agreements to which the Target Fund is a party (other than this Agreement) as they relate to the Target Fund and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE

CORPORATION, ON BEHALF OF THE ACQUIRING FUND, AND THE RUSSIA

COMPANY, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Russia Company, on behalf of the Target Fund, the Target Fund, the Corporation, on behalf of the Acquiring Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by an affirmative vote of a “majority of the outstanding voting securities” of the Target Fund. Such majority is defined as the vote of the lesser of (a) 67% of the shares of the Target Fund present or represented by proxy at the special meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, and (b) more than 50% of the outstanding shares. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund.

8.2 The Commission shall not have issued an unfavorable report under section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund, the Russia Company, on behalf of the Target Fund or the Corporation, on behalf of the Acquiring Fund or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 No action shall have been commenced or threatened by the Commission, any securities exchange on which shares of the Acquiring Fund or the Target Fund are listed, or any shareholder of the Acquiring Fund or the Target Fund seeking to prevent or materially alter the transactions contemplated by this Agreement.

8.7 The Corporation, on behalf of the Acquiring Fund, and the Russia Company, on behalf of the Target Fund, each shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund, and the Russia Company, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders and then the complete dissolution of the Russia Company, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(b) under section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

(c) under section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund;

(d) under section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) under section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) under section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) under section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Russia Company, on behalf of the Target Fund, and the Corporation, on behalf of the Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Corporation, on behalf of the Acquiring Fund, nor the Russia Company, on behalf of the Target Fund, may waive the conditions set forth in this Paragraph 8.7.

ARTICLE IX

EXPENSES

9.1 BlackRock Fund Advisors will bear all the expenses of the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Corporation, on behalf of the Acquiring Fund, and the Russia Company, on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated at any time prior to the Closing Date by the mutual agreement of the Corporation, on behalf of the Acquiring Fund, and the Russia Company, on behalf of the Target Fund. In addition, the Corporation, on behalf of the Acquiring Fund or the Russia Company, on behalf of the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors, or officers, as applicable, to the other party or its Board of Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation, on behalf of the Acquiring Fund, and the officers of the Russia Company, on behalf of the Target Fund, as specifically authorized by the respective Board; provided, however, that, following any meeting of the Target Fund Shareholders called by the Corporation, on behalf of the Target Fund, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 400 Howard Street, San Francisco, CA 94105, Attention: iShares — Edward Baer, Vice President and Chief Legal Officer, or to the Acquiring Fund, c/o State Street Bank and Trust Company, 400 Howard Street, San Francisco, CA 94105, Attention: iShares — Edward Baer, Vice President and Chief Legal Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

iShares MSCI Russia Capped ETF, Inc. on behalf of its series, iShares MSCI Russia Capped ETF

By:
Name:
Title:

iShares, Inc. on behalf of its series, iShares MSCI Russia Capped ETF

By:
Name:
Title:

BlackRock Fund Advisors (solely for purposes of Article IX hereof)

By:
Name:
Title:

iSHARES, INC. iShares MSCI Russia Capped ETF

PART B

STATEMENT OF ADDITIONAL INFORMATION

[                ], 2014

This Statement of Additional Information (“SAI”) contains information that may be of interest to shareholders of iShares MSCI Russia Capped ETF (the “Target Fund”), the sole series of iShares MSCI Russia Capped ETF, Inc., a Maryland corporation (the “Russia Company”), and iShares MSCI Russia Capped ETF (the “Acquiring Fund”), a series of iShares, Inc., a Maryland corporation (the “Corporation”), regarding the reorganization of the Target Fund into the Acquiring Fund. As described in the related Combined Prospectus/Proxy Statement dated [                ], the reorganization would involve the transfer of the assets of the Target Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and shares of such Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund. After all shares of the Target Fund have been redeemed, the Russia Company is expected to be dissolved.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to iShares MSCI Russia Capped ETF, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540 or by calling 1-800-iShares (1-800-474-2737).

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

SAI-1

Additional Information about the Target Fund and the Acquiring Fund	SAI-3
Financial Statements	SAI-3
Pro Forma Financial Statements	SAI-3

SAI-2

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

For the Target Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended August 31, 2014, filed October 6, 2014 (SEC Accession No. 0001193125-14-363591).

For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A, filed [            ] and dated [                ], as supplemented (SEC Accession No. [            ]).

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the Target Fund for the fiscal year ended August 31, 2014, which has been filed with the SEC. This report contains historical financial information regarding the Target Fund. The financial statements therein, and the report of independent registered public accountants therein, are incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the Reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof. The Target Fund will be the accounting and performance survivor and the Target Fund’s accounting and performance information will carry over to the Acquiring Fund.

SAI-3

PART C

OTHER INFORMATION

Item 15.	Indemnification

It is the policy of iShares, Inc. to indemnify officers, directors, employees and other agents to the maximum extent permitted by Section 2-418 of the Maryland General Corporation Law, Article EIGHTH of the Articles of Restatement of iShares, Inc., and Article VI of the Bylaws of iShares, Inc. (each set forth below).

Section 2-418 of the Maryland General Corporation Law reads as follows:

(a)(1) In this section the following words have the meanings indicated.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4) “Expenses” include attorney’s fees.

(5) “Official capacity” means the following:

(i) When used with respect to a director, the office of director in the corporation; and

(ii) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(iii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)(i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)(i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained herefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Article EIGHTH of the Fund’s Articles of Restatement provides as follows:

The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940, as amended (the “1940 Act”)) any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as director, officer or employee. To the fullest extent permitted by law (including the 1940 Act), expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article EIGHTH shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of this Article EIGHTH shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Article EIGHTH, the term “Corporation” shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term “other enterprise” shall include any corporation, partnership, joint venture, trust or employee benefit plan; service “at the request of the Corporation” shall include service as a director, officer or employee of the corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

Nothing in Article SEVENTH or in this Article EIGHTH protects or purports to protect any director or officer against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article VI of the Fund’s Amended and Restated Bylaws provides as follows:

Section 1. Insurance. Subject to the provisions of the 1940 Act, the Corporation, directly, through third parties or through affiliates of the Corporation, may purchase, or provide through a trust fund, letter of credit or surety bond insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or who, while a Director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee, partner, trustee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have the power to indemnify such person against such liability.

Section 2. Indemnification and Advance of Expenses. To the maximum extent permitted by Maryland law, in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director or officer of any other enterprise and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Securities Act of 1933

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Section 17.1 of the Master Services Agreement between Registrant and State Street provides as follows:

The Master Services Agreement provides that State Street will indemnify, defend and hold harmless the applicable Fund, its Affiliates, and its respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) breach by State Street or any State Street Personnel of any of its data protection, information security or confidentiality obligations hereunder or under a Service Module to which such Fund is a signatory; (b) any claim of infringement or misappropriation of any Intellectual Property Right alleged to have occurred because of systems or other Intellectual Property provided by or on behalf of State Street or based upon the performance of the Services (collectively, the “State Street Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from; (i) changes made by any Fund or by a third party at the direction of a Fund to the State Street Infringement Items; (ii) changes to the State Street Infringement Items recommended by State Street and not made due to a request from any Fund, provided that State Street has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the State Street Infringement Items with products or services not provided or approved in writing by State Street, except to the extent such combination arises out of any Fund’s use of the State Street Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event of a knowing infringement by State Street); or (v) use by a Fund of any of the State Street Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement or any Service Module; (c) any claim or action by, on behalf of, or related to, any prospective, then-current or former employees of State Street, arising from or in connection with a Service Module to which a Fund is a signatory, including: (i) any claim arising under occupational health and safety, worker’s compensation, ERISA or other applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of State Street; (iii) any claim relating to any violation by employees of State Street, or its respective officers, directors, employees, representatives or agents, of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then-current or former employees of State Street; (d) the failure by State Street to obtain, maintain, or comply with any governmental approvals as required under the Master Services Agreement and/or a Service Module to which such Fund is a signatory or such other failures as otherwise agreed by the Parties from time to time; (e) claims by third parties arising from claims by governmental authorities against such Customer for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with State Street’s failure to perform its responsibilities under the Master Services Agreement or any Service Module (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (f) claims by clients of State Street relating to services, products or systems provided by State Street or a Subcontractor to such client(s) in a shared or leveraged environment; (g) any claim initiated by an Affiliate or potential or actual

Subcontractor of State Street asserting rights in connection with a Service Module to which such Fund is a signatory; or (h) other claims as otherwise agreed by the Parties from time to time.

Section 8.02 of the Distribution Agreement between Registrant and BRIL provides as follows:

The Distribution Agreement provides that BRIL agrees to indemnify and hold harmless the Company, each of its directors, officers, employees and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Company Indemnified Parties”) from and against any and all losses to which the Company Indemnified Parties become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by BRIL about BRIL expressly for use therein; (ii) any breach of any representation, warranty or covenant made by BRIL in the Distribution Agreement; and (iii) the actions or omissions of any person acting under the supervision of

BRIL in providing services under the Distribution Agreement; provided, however, that BRIL shall not be liable in any such case to the extent that any loss arises out of or is based upon (A) the Company’s own willful misfeasance, willful misconduct or gross negligence or the Company’s reckless disregard of its obligations under the Distribution Agreement or (B) the Company’s material breach of the Distribution Agreement.

In certain circumstances, an Authorized Participant may be deemed an affiliate of the Fund. Section 10 of the Authorized Participant Agreement provides indemnification of Authorized Participants as follows:

(b) The Distributor hereby agrees to indemnify and hold harmless the Participant, its respective subsidiaries, affiliated persons, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”) from and against any loss, liability, cost and expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Distributor of any provision of this Agreement that relates to the Distributor; (ii) any failure on the part of the Distributor to perform any of its obligations set forth in this Agreement; (iii) any failure by the Distributor to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any representations made in accordance with the iShares Procedures Handbook reasonably believed by the Participant to be genuine and to have been given by the Distributor.

(c) The Participant shall not be liable to the Distributor for any damages arising out of (i) mistakes or errors in data provided in connection with purchase or redemption transactions except for data provided by the Participant, or (ii) mistakes or errors by or out of interruptions or delays of communications with the Distributor or any Indemnified Party who is a service provider to the Fund. The Participant shall not be liable for any action, representation, or solicitation made by the wholesalers of the Fund.

Item 16.	Exhibits

(1)(a)	Articles of Restatement, dated September 13, 2006, are incorporated herein by reference to Post-Effective Amendment No. 31 to the iShares, Inc. (the “Corporation”) Registration Statement on Form N-1A, filed December 26, 2006 (“PEA No. 31”).

(b)	Articles of Amendment, dated December 18, 2006, are incorporated herein by reference to PEA No. 31.

(c)	Articles Supplementary, dated December 18, 2006, are incorporated herein by reference to PEA No. 31.

(d)	Articles Supplementary, dated June 30, 2007, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Corporation’s Registration Statement on Form N-1A, filed July 19, 2007.

(e)	Articles of Amendment, dated March 5, 2008, are incorporated herein by reference to Post-Effective Amendment No. 55 to the Corporation’s Registration Statement on Form N-1A, filed March 26, 2008 (“PEA No. 55”).

(f)	Articles Supplementary, dated March 5, 2008, are incorporated herein by reference to PEA No. 55.

(g)	Articles Supplementary, dated June 19, 2008, are incorporated herein by reference to Post-Effective Amendment No. 79 to the Corporation’s Registration Statement on Form N-1A, filed December 23, 2008.

(h)	Articles Supplementary, dated February 24, 2009, are incorporated herein by reference to Post-Effective Amendment No. 100 to the Corporation’s Registration Statement on Form N-1A, filed September 28, 2009.

(i)	Articles Supplementary, dated December 10, 2009, are incorporated herein by reference to Post-Effective Amendment No. 105 to the Corporation’s Registration Statement on Form N-1A, filed December 23, 2009 (“PEA No. 105”).

(j)	Articles Supplementary, dated March 18, 2011, are incorporated herein by reference to Post-Effective Amendment No. 132 to the Corporation’s Registration Statement on Form N-1A, filed June 30, 2011 (“PEA No. 132”).

(k)	Articles Supplementary, dated September 7, 2011, are incorporated herein by reference to Post-Effective Amendment No. 140 to the Corporation’s Registration Statement on Form N-1A, filed September 9, 2011 (“PEA No. 140”).

(l)	Articles Supplementary, dated September 15, 2011, are incorporated herein by reference to Post-Effective Amendment No. 151 to the Corporation’s Registration Statement on Form N-1A, filed October 6, 2011.

(m)	Articles Supplementary, dated October 31, 2011, are incorporated herein by reference to Post-Effective Amendment No. 160 to the Corporation’s Registration Statement on Form N-1A, filed November 1, 2011.

(n)	Articles Supplementary, dated December 15, 2011, are incorporated herein by reference to Post-Effective Amendment No. 205 to the Corporation’s Registration Statement on Form N-1A, filed January 30, 2012 (“PEA No. 205”).

(o)	Articles of Amendment, dated January 27, 2012, are incorporated herein by reference to PEA No. 205.

(p)	Articles of Amendment, dated February 8, 2012, are incorporated herein by reference to Post-Effective Amendment No. 207 to the Corporation’s Registration Statement on Form N-1A, filed February 10, 2012.

(q)	Articles of Amendment, dated March 15, 2012, are incorporated herein by reference to Post-Effective Amendment No. 224 to the Corporation’s Registration Statement on Form N-1A, filed March 23, 2012 (“PEA No. 224”).

(r)	Articles Supplementary, dated March 15, 2012, are incorporated herein by reference to PEA No. 224.

(s)	Articles Supplementary, dated June 21, 2012, are incorporated herein by reference to Post-Effective Amendment No. 241 to the Corporation’s Registration Statement on Form N-1A, filed July 16, 2012.

(t)	Articles Supplementary, dated August 20, 2012, are incorporated herein by reference to Post-Effective Amendment No. 246 to the Corporation’s Registration Statement on Form N-1A, filed August 20, 2012.

(u)	Articles of Amendment, dated October 11, 2012, are incorporated herein by reference to Post-Effective Amendment No. 255 to the Corporation’s Registration Statement on Form N-1A, filed October 15, 2012 (“PEA No. 255”).

(v)	Articles of Amendment, dated November 9, 2012, are incorporated herein by reference to Post-Effective Amendment No. 261 to the Corporation’s Registration Statement on Form N-1A, filed November 9, 2012.

(w)	Articles Supplementary, dated January 18, 2013, are incorporated herein by reference to Post-Effective Amendment No. 274 to the Corporation’s Registration Statement on Form N-1A, filed January 18, 2013.

(x)	Articles of Amendment, dated March 14, 2013, are incorporated herein by reference to Post-Effective Amendment No. 289 to the Corporation’s Registration Statement on Form N-1A, filed March 28, 2013 (“PEA No. 289”).

(y)	Articles Supplementary, dated March 28, 2013, are incorporated herein by reference to PEA No. 289.

(z)	Articles of Amendment, dated April 30, 2013, are incorporated herein by reference to Post-Effective Amendment No. 296 to the Corporation’s Registration Statement on Form N-1A, filed May 1, 2013.

(aa)	Articles of Amendment, dated June 28, 2013, are incorporated herein by reference to Post-Effective Amendment No. 313 to the Corporation’s Registration Statement on Form N-1A, filed July 5, 2013.

(bb)	Articles Supplementary, dated January 31, 2014, are incorporated herein by reference to Post-Effective Amendment No. 354 to the Corporation’s Registration Statement on Form N-1A, filed January 31, 2014.

(cc)	Articles Supplementary, dated March 19, 2014, are incorporated herein by reference to Post-Effective Amendment No. 378 to the Corporation’s Registration Statement on Form N-1A, filed June 19, 2014 (“PEA No. 378”).

(dd)	Articles Supplementary, dated July 23, 2014, are incorporated herein by reference to Post-Effective Amendment No. 384 to the Corporation’s Registration Statement on Form N-1A, filed July 23, 2014 (“PEA No. 384”).

(ee)	Articles Supplementary, dated August 15, 2014, are incorporated herein by reference to Post-Effective Amendment No. 389 to the Corporation’s Registration Statement on Form N-1A, filed August 18, 2014.

(ff)	Articles Supplementary, dated September 29, 2014, are incorporated herein by reference to Post-Effective Amendment No. 400 to the Corporation’s Registration Statement on Form N-1A, filed October 1, 2014 (“PEA No. 400”).

(2)	Amended and Restated By-Laws, dated April 20, 2010, are incorporated herein by reference to Post-Effective Amendment No. 113 to the Corporation’s Registration Statement on Form N-1A, filed May 3, 2010 (“PEA No. 113”).

(3)	None.

(4)	Form of Agreement and Plan of Reorganization is included as Appendix II of the Registration Statement on Form N-14.

(5)	Instruments Defining Rights of Shareholders – Incorporated herein by reference to Exhibit (1) above.

(6)(a)	Investment Advisory Agreement, dated December 1, 2009, between the Corporation and BlackRock Fund Advisors (“BFA”) is incorporated herein by reference to PEA No. 105.

(b)	Schedule A to the Investment Advisory Agreement between the Corporation and BFA is to be filed by amendment.

(c)	Schedule A to the Investment Advisory Agreement between iShares Trust and BFA is incorporated herein by reference to PEA No. 400.

(d)	Schedule A to the Investment Advisory Agreement between iShares MSCI Russia Capped ETF, Inc.[1] and BFA is incorporated herein by reference to Post-Effective Amendment No. 283 to the Corporation’s Registration Statement on Form N-1A, filed February 22, 2013.

(e)	Master Advisory Fee Waiver Agreement, dated December 1, 2009, between the Corporation and BFA is incorporated herein by reference to Post-Effective Amendment No. 120 to the Corporation’s Registration Statement on Form N-1A, filed December 20, 2010.

(f)	Schedule A to the Master Advisory Fee Waiver Agreement is to be filed by amendment.

(g)	Form of Participation Agreement is incorporated herein by reference to PEA No. 255.

(h)	Sub-Advisory Agreement, dated December 1, 2010, between BFA and BlackRock International Limited is incorporated herein by reference to Post-Effective Amendment No. 156 to the Corporation’s Registration Statement on Form N-1A, filed October 18, 2011.

(i)	Appendix A to the Sub-Advisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 358 to the Corporation’s Registration Statement on Form N-1A, filed February 28, 2014 (“PEA No. 358”).

(7)(a)	Distribution Agreement between the Corporation and BlackRock Investments, LLC (“BRIL”), dated February 3, 2012, is incorporated herein by reference to PEA No. 313.

(b)	Exhibit A to the Distribution Agreement is to be filed by amendment.

(c)	Form of Authorized Participant Agreement is incorporated herein by reference to Post-Effective Amendment No. 27 to the Corporation’s Registration Statement on Form N-1A, filed December 30, 2003.

(d)	Form of Sales and Investor Services Agreement incorporated herein by reference to Post-Effective Amendment No. 18 to the Corporation’s Registration Statement on Form N-1A, filed December 29, 2000 (“PEA No. 18”).

(8)	None.

(9)	Service Module for Custodial Services, dated April 21, 2011, is incorporated herein by reference to PEA No. 140.

(10)	Not applicable.

(11)	Legal Opinion and Consent of Venable LLP is filed herein.

(12)	Form of tax opinion and consent of Willkie Farr & Gallagher LLP, tax counsel for the Corporation, is filed herein.

(13)(a)	Master Services Agreement, dated April 21, 2011, between the Corporation and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to PEA No. 132.

(b)	Exhibit A to the Master Services Agreement is to be filed by amendment.

(c)	Service Module for Fund Administration and Accounting Services, dated April 21, 2011, is incorporated herein by reference to PEA No. 140.

(d)	Service Module for Transfer Agency Services, dated April 21, 2011, is incorporated herein by reference to PEA No. 140.

(e)	Sub-License Agreement between the Corporation and BlackRock Institutional Trust Company, N.A. (“BTC”)[2] with respect to the use of the MSCI Indexes, dated May 8, 2000, is incorporated herein by reference to PEA No. 18.

(f)	Amendment to the Sub-License Agreement, dated March 18, 2000, between the Corporation and BTC[2] with respect to the use of the MSCI Indexes is incorporated herein by reference to PEA No. 113.

(g)	Amended and Restated Securities Lending Agency Agreement, dated January 1, 2014, among the Corporation, iShares Trust, iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc., iShares U.S. ETF Trust and BTC[2] is incorporated herein by reference to PEA No. 358.

(h)	Schedule A to the Amended and Restated Securities Lending Agency Agreement to be filed by amendment.

(i)	Form of Master Securities Loan Agreement (including forms of Annexes, Schedule and Appendix thereto) is incorporated herein by reference to Post-Effective Amendment No. 107 to the Corporation’s Registration Statement on Form N-1A, filed January 29, 2010.

(j)	Sublicense Agreement between the Corporation and BTC with respect to the use of the MSCI Index is to be filed by amendment.

(14)	Consent of PricewaterhouseCoopers LLP is filed herein.

(15)	None.

(16)	Powers of Attorney, each dated December 31, 2013, for Manish Mehta, Mark Wiedman, Charles A. Hurty, Cecilia H. Herbert, John E. Kerrigan, Robert H. Silver, George G.C. Parker, John E. Martinez, Madhav V. Rajan, Jack Gee and Robert S. Kapito are incorporated herein by reference to Post-Effective Amendment No. 349 to the Corporation’s Registration Statement on Form N-1A, filed January 10, 2014.

(17)(a)	Letter of Representations among the Corporation, The Depository Trust Company (“DTC”) and Morgan Stanley Trust Company Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Corporation’s Registration Statement on Form N-1A, filed March 1, 1996, to the Corporation’s Initial Registration Statement on Form N-1A, filed September 29, 1995.

(b)	Subscription Agreement between the Corporation and Funds Distributor, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Corporation’s Registration Statement on Form N-1A, filed March 6, 1996.

(c)	Letter of Representations between the Corporation and DTC, dated May 5, 2000, is incorporated herein by reference to PEA No. 18.

(d)	Letter of Representations between the Corporation and DTC, dated October 15, 2001, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Corporation’s Registration Statement on Form N-1A, filed October 22, 2001.

(e)	Code of Ethics for Fund Access Persons is incorporated herein by reference to PEA No. 384.

(f)	BlackRock, Inc. Personal Trading Policy is incorporated herein by reference to PEA No. 378.

(g)	Financial Statements, Financial Highlights and Related Report of the Independent Registered Public Accounting Firm for iShares MSCI Russia Capped ETF for the year ended August 31, 2014, is incorporated herein by reference to the iShares MSCI Russia Capped ETF Annual Report to Shareholders, filed October 6, 2014.

(h)	Code of Ethics for BRIL is incorporated herein by reference to Post-Effective Amendment No. 335 to the Corporation’s Registration Statement on Form N-1A, filed October 24, 2013.

(i)	Form of Proxy Card filed herein.

[1]	Prior to July 1, 2013, iShares MSCI Russia Capped ETF, Inc. was known as iShares MSCI Russia Capped Index Fund, Inc.
[2]	Prior to December 1, 2009, BTC was known as Barclays Global Investors, N.A.

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Francisco and the State of California on the 10th day of October, 2014.

iSHARES, INC.

By:
Manish Mehta*
President
Date: October 10, 2014

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

By:
Mark Wiedman*
Director
Date: October 10, 2014

John E. Martinez*
Director
Date: October 10, 2014

George G. C. Parker*
Director
Date: October 10, 2014

Cecilia H. Herbert*
Director
Date: October 10, 2014

Charles A. Hurty*
Director
Date: October 10, 2014

John E. Kerrigan*
Director
Date: October 10, 2014

Robert H. Silver*
Director
Date: October 10, 2014

Robert S. Kapito*
Director
Date: October 10, 2014

Madhav V. Rajan*
Director
Date: October 10, 2014

/s/ Jack Gee
Jack Gee
Treasurer
Date: October 10, 2014

/s/ Jack Gee
*	By: Jack Gee
Attorney-in-fact
Date: October 10, 2014

*	Powers of Attorney, each dated December 31, 2013, for Manish Mehta, Mark Wiedman, Charles A. Hurty, Cecilia H. Herbert, John E. Kerrigan, Robert H. Silver, George G.C. Parker, John E. Martinez, Madhav V. Rajan and Robert S. Kapito are incorporated herein by reference to Post-Effective Amendment No. 349, filed January 10, 2014.

EXHIBIT INDEX

Exhibit No.	Description

(11)	— Opinion and consent of Venable LLP as to the legality of the securities being registered.

(12)	— Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders of the Target Fund and the Acquiring Fund.

(14)	— Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Target Fund.

(17)(i)	— Form of Proxy Card